UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2001
(Date of Report - Date of earliest event reported on)

COMMUNITY BANCORP.

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Item 5. Other Events. In a recent press release, Community National Bank announced the opening of the branch office in Montpelier, Vermont as well as the officers in charge of the various departments. The Press Release announcing this event is incorporated in this filing as Exhibit 1.

Item 7. Exhibits

       Exhibit 1 - Press release announcing new branch office and key financial staff in Montpelier, Vermont.